Exhibit 4.1

NUMBER AFFM SHARES

AFFIRMATIVE INSURANCE HOLDINGS, INC.

COMMON STOCK

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 008272 10 6

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE IN CANTON, MA, JERSEY CITY, NJ OR NEW YORK, NY

THIS CERTIFIES THAT is the owner of fully paid and non-assessable shares of COMMON STOCK of the par value of $.01 per share, of

AFFIRMATIVE INSURANCE HOLDINGS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar. IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers and its facsimile seal to be hereunto affixed.

COUNTERSIGNED AND REGISTERED:

EQUISERVE TRUST COMPANY, N.A.

BY TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

SECRETARY

PRESIDENT AND CHIEF EXECUTIVE OFFICER

AFFIRMATIVE INSURANCE HOLDINGS, INC.

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation’s Secretary at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF TRANS MIN ACT	—	............................	Custodian	....................
TEN ENT	—	as tenants by the entireties			(Cust)		(Minor)
JT TEN	—	as joint tenants with right of			under Uniform Transfer to Minors
		survivorship and not as tenants			Act ...............................................................
		in common				(Minor)

Additional abbreviations may also be used though not in the above list.

        For value received,                                                                                                                       hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE)

shares

of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within-named corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACT OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE GUARANTEED:
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17AD-15.